[GRAPHIC OF FLAGS OMITTED]



GABELLI GOLD FUND, INC.
THIRD QUARTER REPORT - SEPTEMBER 30, 2000
                                                 [PHOTO OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The small rise in the price of gold that occurred during the second quarter was eliminated in the third quarter. By the end of September, the price had declined by about $15 per ounce to $274 per ounce. This weakness mirrored the strength of the U.S. dollar. At the end of June, the dollar was at about
1.05 Euros, and rallied to 1.17 Euros by September 22, 2000. The Euro then recovered following central bank intervention, but has since fallen to new lows. The gold price in Euros performed quite well. However, other commodities such as oil and copper actually appreciated in dollar terms during the quarter.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Gold Fund's (the "Fund") net asset value declined 4.36%. The Philadelphia Gold & Silver
("XAU") Index of large North American gold companies and the Lipper Gold Fund Average declined 13.03% and 6.86%, respectively, over the same period. The XAU Index is an unmanaged indicator of stock market and investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 25.22% over the trailing-twelve month period. The XAU Index and Lipper Gold Fund Average declined 36.41% and 28.71%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, 2000, the Fund's return declined 16.14% annually versus average annual declines of 15.56% and 15.52% for the XAU Index and Lipper Gold Fund Average, respectively. Since inception on July 11, 1994 through September 30, 2000, the Fund had a cumulative decline of 49.10%, which equates to an average annual decline of 10.27%.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                 ---------------------------------------------
                                                    1st         2nd          3rd          4th         Year
                                                    ---         ---          ---          ---         ----
  2000:   Net Asset Value ....................     $5.19       $5.27         $5.04        --           --
          Total Return .......................   ((16.7)%       1.5%         (4.4)%       --           --
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................     $5.45       $5.39         $6.74        $6.23        $6.23
          Total Return .......................     (3.7)%      (1.1)%        25.1%        (7.6)%       10.1%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................     $6.63       $5.68         $6.17        $5.66        $5.66
          Total Return .......................     12.9%      (14.3)%         8.6%        (8.3)%       (3.6)%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................    $11.83       $9.79         $9.17        $5.87        $5.87
          Total Return .......................     (4.0)%     (17.2)%        (6.3)%      (35.4)%      (51.9)%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................    $14.00      $13.40        $13.46       $12.32       $12.32
          Total Return .......................     22.7%       (4.3)%         0.4%        (8.5)%        8.0%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................    $11.00      $11.96        $12.27       $11.41       $11.41
          Total Return .......................     (0.6)%       8.7%          2.6%        (7.0)%        3.1%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................      --          --          $12.37       $11.07       $11.07
          Total Return .......................      --          --           23.7%(b)    (10.5)%       10.7%(b)
--------------------------------------------------------------------------------------------------------------



     ---------------------------------------------------
       Average Annual Returns - September 30, 2000 (a)
       -----------------------------------------------
       1 Year ...........................     (25.22)%
       5 Year ...........................     (16.14)%
       Life of Fund (b) .................     (10.27)%
     ---------------------------------------------------

                      Dividend History
     -------------------------------------------------------
     Payment (ex) Date   Rate Per Share   Reinvestment Price
     -----------------   --------------   ------------------
     December 29, 1997       $0.058             $5.86


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

                                                               [GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                       HOLDINGS BY GEOGRAPHIC REGION - 9/30/2000
                                                     NORTH AMERICA 53.6%
                                                     SOUTH AFRICA 38.3%
                                                     ASIA/PACIFIC RIM 6.9%
                                                     EUROPE 1.2%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      How much lower can the gold price go? In the fall of last year, with gold trading at just over $250 per ounce, the European Central Banks issued a statement clarifying their intentions with regard to future sales and lending. We believe that these banks will take further measures, such as reducing their lending activities, if the gold price falls to those levels again. Also, as stated earlier, gold's weakness mirrors the dollar's strength. So how much higher can the dollar move? Obviously, we are not qualified to call the end of the dollar bull market. Since 1974, there have been two major dollar bull markets: during the time between 1980 and 1985, the dollar rose about 90% against the Deutschemark; and in the current dollar bull market that began in 1995, the dollar has risen about 70% against the Deutschemark. The first dollar bull market lasted less than four years, and the current dollar bull market is about to have its fifth anniversary. With the U.S. economy beginning to slow and the trade deficit at very high levels, the conditions are in place for the dollar to begin to decline. Such a decline should benefit gold.

      Although gold has been reasonably stable over the past year, the gold stocks continue to be de-rated by the market. They are now trading at historically low valuations in terms of cash flow multiples and market capitalization per ounce of reserves and per ounce of production. Gold equities are an extremely depressed group that could explode in a better gold price environment.

      The Fund's holdings in unhedged gold producers performed worst during the quarter. These stocks include Goldfields, Newmont, and Homestake, which all lost more than twenty percent of their value. Fundamentally, there is nothing wrong with these companies. The best performances, once again, came from our holdings in the Platinum sector, namely Anglo American Platinum, Impala Platinum, and Northam, which all rose strongly during the quarter reflecting higher platinum prices. We made only two changes to the portfolio. Pangea Goldfields was acquired by Barrick Resources for cash, and we reinvested the proceeds in another exploration company called Brancote Holdings. Of course, our emphasis remains on the larger unhedged producers that will benefit most from a higher gold price.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2000.

ANGLO AMERICAN PLATINUM CORP. LTD. (RPHA - $38.53 - FRANKFURT STOCK EXCHANGE) is the largest producer of platinum group metals in the world. All its mines are located in South Africa, where the country controls vast platinum reserves. The company is currently benefiting from the high platinum price and is using its cash flow to expand production. Anglo American is majority owned by the Anglo American Group. In August, Anglo sold a 17.5% stake in Northam Platinum to Mvelaphanda Holdings Ltd. for an undisclosed price.

GOLDCORP INC. (GA.TO - $6.78 - TORONTO STOCK EXCHANGE; GG - $6.75 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value. On August 10, Goldcorp announced it would merge with its controlling shareholder, CSA Management Inc., to simplify the corporate structure and raise shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $3.0625 - JOHANNESBURG STOCK EXCHANGE) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein, as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free. The South African government recently blocked a proposed merger with Franco-Nevada Mining Corp. (FN - $2.99 - Toronto Stock Exchange).

HARMONY GOLD MINING LTD. (HARJ.J - $5.08 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $5.125 - NASDAQ) is a medium sized gold company producing over two million ounces of gold annually. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged, any increase in the gold price will likely have a very positive impact on profits.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $43.23 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world, as well as one of the lowest-cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $17.00 - NYSE) is North America's largest gold producer, at upwards of four million ounces annually. The company has utilized cash flow from its very successful Nevada operations to expand overseas. Newmont has a 51% interest in Minera Yanacocha (Latin America's largest gold mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. Newmont is only modestly hedged, and therefore, a rise in gold prices would leverage earnings significantly.

PLACER DOME INC. (PDG - $9.44 - NYSE) is one of the world's lowest cost gold producers. Placer Dome has fifteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer

Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa, and has agreed to merge with Getchell Gold to develop and operate two mines in Nevada.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                  Sincerely,

                                  /S/ SIGNATURE

                                  CAESAR BRYAN
                                  President and Portfolio Manager

October 16, 2000

    ---------------------------------------------------------------
                             TOP TEN HOLDINGS
                            SEPTEMBER 30, 2000
                            ------------------

       Harmony Gold Mining Co. Ltd.         Northam Platinum Ltd.
       Goldcorp Inc.                        Placer Dome Inc.
       Impala Platinum Holdings Ltd.        Gold Fields Ltd.
       Anglo American Platinum Corp. Ltd.   Agnico-Eagle Mines Ltd.
       Newmont Mining Corp.                 Meridian Gold Inc.

    ---------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             -----
                 COMMON STOCKS -- 95.8%
                 METALS AND MINING -- 95.8%
                 AUSTRALIA -- 6.7%
    570,000      Lihir Gold Ltd.+ .............................      $   188,300
     75,000      Newcrest Mining Ltd. .........................          159,625
    570,000      Normandy Mining Ltd. .........................          307,763
    103,000      Ranger Minerals NL+ ..........................           95,943
                                                                     -----------
                                                                         751,631
                                                                     -----------
                 IRELAND -- 0.3%
    214,771      Glencar Explorations plc+ ....................           35,723
                                                                     -----------
                 NORTH AMERICA -- 51.3%
     13,000      Agnico-Eagle Mines Ltd. ......................           76,032
     81,000      Agnico-Eagle Mines Ltd., ADR .................          470,812
     35,000      Barrick Gold Corp. ...........................          533,750
     75,000      Battle Mountain Gold Co. .....................          131,250
     22,189      Franco-Nevada Mining Corp. ...................          218,258
     15,000      Freeport-McMoRan Copper
                   & Gold Inc., Cl. B+ ........................          132,188
    112,900      GoldCorp Inc., Cl. A+ ........................          765,358
     10,000      GoldCorp Inc., Cl. A, ADR+ ...................           67,500
     94,200      Guyanor Resources SA, Cl. B+ .................           28,173
     80,000      Homestake Mining Co. .........................          415,000
    244,700      IAM Gold+ ....................................          406,578
     80,000      Meridian Gold Inc.+ ..........................          545,000
    168,800      Moydow Mines International Inc.+ .............          112,187
     41,700      Newmont Mining Corp. .........................          708,900
     65,000      Placer Dome Inc. .............................          613,438
     20,025      Stillwater Mining Co.+ .......................          542,077
     22,437      Vanteck Technology Corp., Cl. A+ .............           21,622
                                                                     -----------
                                                                       5,788,123
                                                                     -----------
                 SOUTH AFRICA -- 36.7%
     20,000      Anglo American Platinum Corp. Ltd. ...........          770,527
      8,529      Anglogold Ltd. ...............................          316,544
      8,400      Anglogold Ltd., ADR ..........................          154,350
     21,658      Ashanti Goldfields Ltd. ......................            2,166
     46,000      Gold Fields Ltd. .............................          140,875


                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             -----
    147,249      Gold Fields Ltd., ADR ........................      $   466,970
    116,326      Harmony Gold Mining Co. Ltd. .................          591,213
     55,000      Harmony Gold Mining Co. Ltd., ADR ............          281,875
     18,000      Impala Platinum Holdings Ltd., ADR ...........          778,226
    367,750      Northam Platinum Ltd.+ .......................          641,688
                                                                     -----------
                                                                       4,144,434
                                                                     -----------
                 UNITED KINGDOM -- 0.8%
     50,000      Brancote Holdings plc ........................           94,254
                                                                     -----------
                 TOTAL COMMON STOCKS ..........................       10,814,165
                                                                     -----------

                 WARRANTS -- 0.1%
                 NORTH AMERICA -- 0.1%
     50,000      Golden Star Resources Ltd.+ ..................            9,969
                                                                     -----------
                 SOUTH AMERICA -- 0.0%
     23,630      Durban Roodepoort Deep Ltd., Ser. B+ .........            2,454
                                                                     -----------
                 TOTAL WARRANTS ...............................           12,423
                                                                     -----------
                 TOTAL INVESTMENTS -- 95.9%
                   (Cost $12,558,203) .........................       10,826,588

                 OTHER ASSETS AND
                   LIABILITIES (NET) -- 4.1% ..................          458,218
                                                                     -----------
                 NET ASSETS -- 100.0%
                   (2,237,952 shares outstanding) .............      $11,284,806
                                                                     ===========

------------------------
+     Non-income producing security.
ADR - American Depositary Receipt.

                                     % OF
                                    MARKET          MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE           VALUE
    --------------------------      ------     ------------
    North America .............      53.6%      $ 5,798,092
    Europe ....................       1.2%          129,977
    South Africa ..............      38.3%        4,146,888
    Asia/Pacific Rim ..........       6.9%          751,631
                                    ------      -----------
                                    100.0%      $10,826,588
                                    ======      ===========

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK} FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ____________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)        PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and
  capital appreciation. (NO-LOAD)                PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
  Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation.
  Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
  Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

             GABELLI GOLD FUND, INC.
              One Corporate Center
            Rye, New York 10580-1434
                  1-800-GABELLI
                [1-800-422-3554]
               FAX: 1-914-921-5118
             HTTP://WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
         1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER         MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.       BALMAC INTERNATIONAL, INC.

Anthony J. Colavita             Daniel E. Zucchi
ATTORNEY-AT-LAW                 PRESIDENT
ANTHONY J. COLAVITA, P.C.       DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

       OFFICERS AND PORTFOLIO MANAGERS
Caesar Bryan                 Bruce N. Alpert
PRESIDENT AND                VICE PRESIDENT
PORTFOLIO MANAGER            AND TREASURER

James E. McKee
SECRETARY

                      DISTRIBUTOR
                Gabelli & Company, Inc.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
               Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q300SR

                                                [PHOTO OF MARIO GABELLI OMITTED]

GABELLI
GOLD
FUND,
INC.


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000